UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3762

Smith Barney Aggressive Growth Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

AGGRESSIVE GROWTH

FUND INC.

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   FEBRUARY 28, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

RICHIE FREEMAN PORTFOLIO MANAGER

Classic Series

Semi-Annual Report  •  February 28, 2005

SMITH BARNEY

AGGRESSIVE GROWTH FUND INC.

RICHIE FREEMAN

Richie Freeman has 29 years of securities business experience and has been managing the fund since its inception in 1983.

Education: BS from Brooklyn College, MBA from New York University.

FUND OBJECTIVE

The fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter. The preliminary estimate for fourth quarter GDP growth was 3.8%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, December 2004, and in February 2005, bringing the target for the federal funds rate to 2.50%. Following the end of the fund’s reporting period, at its March meeting, the Fed increased the target rate by an additional 0.25% to 2.75%.

During the six months covered by this report, the U.S. stock market generated strong results, with the S&P 500 Indexiv returning 9.99%. Early in the period, stocks traded in a fairly narrow range, as the factors listed above caused many investors to remain on the sidelines. However, from late October 2004 through the end of the calendar year, U.S. and foreign equities generally rallied sharply. Many investors were drawn to the equity markets as the uncertainty of the presidential election ended and oil prices fell from their record highs. Equities generally weakened in January, but subsequently rallied in February, leaving the equity markets relatively flat during the first two months of 2005.

Looking at the reporting period as a whole, we believe the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, small- and mid-capitalization stocks generally outperformed their larger brethren during the period.

PERFORMANCE SNAPSHOT

AS OF FEBRUARY 28, 2005

(excluding sales charges)

(unaudited)

6 months

Aggressive Growth Fund — Class A Shares	9.95%

Russell 3000 Growth Index	8.45%

Lipper Multi-Cap Growth Funds Category Average	13.45%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A shares returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 9.51%, Class C shares returned 9.56% and Class Y shares returned 10.16% over the six months ended February 28, 2005.

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Special Shareholder Notice

Effective February 1, 2005, the fund pays an administration fee to the manager at the annual rate of 0.15% of its average daily net assets, reduced from 0.20% of its average daily net assets.

Performance Review

For the six-months ended February 28, 2005, Class A shares of the Smith Barney Aggressive Growth Fund Inc., excluding sales charges, returned 9.95%. These shares outperformed the fund’s unmanaged benchmark, the Russell 3000 Growth Index,v which returned 8.45% for the same period. The Lipper Multi-Cap Growth Funds Category Averagevi was 13.45%.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citigroup Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

[v]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended February 28, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 437 funds in the fund’s Lipper category, and excluding sales charges.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2004 and held for the six months ended February 28, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	9.95%	$1,000.00	$1,099.50	1.21%	$6.30

Class B	9.51	1,000.00	1,095.10	2.00	10.39

Class C	9.56	1,000.00	1,095.60	1.93	10.03

Class Y	10.16	1,000.00	1,101.60	0.80	4.17

(1)	For the six months ended February 28, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.79	1.21%	$6.06

Class B	5.00	1,000.00	1,014.88	2.00	9.99

Class C	5.00	1,000.00	1,015.22	1.93	9.64

Class Y	5.00	1,000.00	1,020.83	0.80	4.01

(1)	For the six months ended February 28, 2005.
(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Schedule of Investments (unaudited)	February 28, 2005

SHARES	SECURITY	VALUE
COMMON STOCK — 99.3%
CONSUMER DISCRETIONARY — 15.9%
Media — 15.6%
7,850,000	Cablevision Systems Corp., NY Group Class A Shares†	$243,821,000
1,394,000	Comcast Corp., Class A Shares†	45,374,700
11,500,000	Comcast Corp., Special Class A Shares†	366,390,000
19,545	DreamWorks Animation SKG, Inc.†	710,070
17,000,000	Liberty Media Corp., Series A Shares†	172,380,000
850,000	Liberty Media International, Inc., Series A Shares†	36,745,500
15,000,000	Time Warner Inc.†	258,450,000
1,736,000	Viacom Inc., Class B Shares	60,586,400
5,500,000	The Walt Disney Co.	153,670,000
1,100,000	World Wrestling Entertainment, Inc.	13,926,000

		1,352,053,670

Specialty Retail — 0.3%
2,907,200	Charming Shoppes, Inc.†	22,414,512

	TOTAL CONSUMER DISCRETIONARY	1,374,468,182

ENERGY — 13.0%
Energy Equipment & Services — 6.3%
1,447,500	Core Laboratories N.V.†	38,923,275
5,099,700	Grant Prideco, Inc.†	123,208,752
6,400,000	Weatherford International Ltd.†	381,504,000

		543,636,027

Oil & Gas — 6.7%
7,600,000	Anadarko Petroleum Corp.	584,136,000
55,930	Bill Barrett Corp.†	1,750,609

		585,886,609

	TOTAL ENERGY	1,129,522,636

EXCHANGE-TRADED FUND — 1.7%
4,000,000	Nasdaq-100 Index Tracking Stock	148,880,000

FINANCIALS — 12.9%
Banks — 2.1%
3,000,000	Astoria Financial Corp.	112,740,000
4,000,000	New York Community Bancorp, Inc.	73,440,000

		186,180,000

Diversified Financials — 10.8%
897,100	CIT Group Inc.	36,197,985
1,160,800	Cohen & Steers, Inc.	21,347,112
30,000	The Goldman Sachs Group, Inc.	3,264,000
6,738,998	Lehman Brothers Holdings Inc.	614,461,838
4,400,000	Merrill Lynch & Co., Inc.	257,752,000
27,637	National Financial Partners Corp.	1,091,661

		934,114,596

	TOTAL FINANCIALS	1,120,294,596

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	February 28, 2005

SHARES	SECURITY	VALUE
HEALTHCARE — 37.2%
Biotechnology — 18.5%
200,000	Albany Molecular Research, Inc.†	$1,960,000
1,550,000	Alkermes, Inc.†	18,104,000
6,090,200	Amgen Inc.†	375,217,222
599,500	AP Pharma, Inc.†	1,192,406
7,000,000	Biogen Idec Inc.†	270,550,000
200,000	Bioveris Corp.†	1,286,000
1,732,725	CancerVax Corp.†	13,203,365
7,350,000	Chiron Corp.†	261,513,000
532,000	Genentech, Inc.†	25,110,400
5,946,811	Genzyme Corp.†	333,556,629
4,600,000	ImClone Systems Inc.†	203,596,000
1,050,000	Isis Pharmaceuticals, Inc.†	4,263,000
6,040,000	Millennium Pharmaceuticals, Inc.†	51,944,000
880,000	Nabi Biopharmaceuticals†	11,176,000
750,000	Nanogen, Inc.†	2,977,500
1,900,000	Vertex Pharmaceuticals Inc.†	21,926,000
470,665	ViaCell, Inc.†	4,311,291

		1,601,886,813

Healthcare Equipment & Supplies — 0.6%
864,400	Biosite Inc.†	50,083,336
87,500	Cytyc Corp.†	1,995,000

		52,078,336

Healthcare Providers & Services — 10.5%
10,000,000	UnitedHealth Group Inc.	911,600,000

Pharmaceuticals — 7.6%
8,000,000	Forest Laboratories, Inc.†	341,600,000
2,156,000	Johnson & Johnson	141,433,600
5,150,000	King Pharmaceuticals, Inc.†	49,182,500
768,303	Pfizer Inc.	20,198,686
800,520	Teva Pharmaceutical Industries Ltd., Sponsored ADR	24,103,657
3,600,000	Valeant Pharmaceuticals International	87,300,000

		663,818,443

	TOTAL HEALTHCARE	3,229,383,592

INDUSTRIALS — 7.0%
Aerospace & Defense — 2.6%
3,179,475	L-3 Communications Holdings, Inc.	229,240,147

Industrial Conglomerates — 3.5%
9,025,000	Tyco International Ltd.	302,157,000

Machinery — 0.9%
2,790,500	Pall Corp.	75,538,835

	TOTAL INDUSTRIALS	606,935,982

INFORMATION TECHNOLOGY — 11.4%
Communications Equipment — 2.7%
3,175,000	C-COR Inc.†	24,066,500
1,270,000	DSP Group, Inc.†	31,972,250

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	February 28, 2005

SHARES	SECURITY	VALUE
Communications Equipment — 2.7% (continued)
7,500,000	Motorola, Inc.	$117,450,000
675,072	Nokia Oyj	10,994,046
2,924,928	Nokia Oyj, Sponsored ADR	47,208,338

		231,691,134

Computers & Peripherals — 1.7%
26,445	Cogent Inc.†	644,200
350,000	LaserCard Corp.†	2,712,500
8,595,000	Maxtor Corp.†	47,616,300
6,150,000	Quantum Corp.†	17,773,500
3,000,000	SanDisk Corp.†	80,640,000

		149,386,500

Electronic Equipment & Instruments — 0.2%
689,000	Excel Technology, Inc.†	15,812,550

Semiconductor Equipment & Products — 5.7%
2,500,000	Broadcom Corp., Class A Shares†	80,625,000
1,050,000	Cabot Microelectronics Corp.†	34,114,500
3,720,000	Cirrus Logic, Inc.†	17,409,600
1,000,000	Cree, Inc.†	23,520,000
828,112	Freescale Semiconductor Inc., Class B Shares†	15,883,188
3,280,000	Intel Corp.	78,654,400
13,750,000	Micron Technology, Inc.†	158,125,000
4,000,000	RF Micro Devices, Inc.†	22,000,000
630,000	Standard Microsystems Corp.†	11,043,900
3,230,683	Teradyne, Inc.†	49,817,132

		491,192,720

Software — 1.1%
1,100,000	Advent Software, Inc.†	19,426,000
1,350,000	Autodesk, Inc.	40,122,000
680,800	Microsoft Corp.	17,142,544
785,500	RSA Security Inc.†	12,835,070
650,000	Verity, Inc.†	7,702,500

		97,228,114

	TOTAL INFORMATION TECHNOLOGY	985,311,018

TELECOMMUNICATION SERVICES — 0.2%
Diversified Telecommunication Services — 0.2%
800,000	AT&T Corp.	15,544,000

	TOTAL COMMON STOCK (Cost — $6,663,226,562)	8,610,340,006

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	February 28, 2005

FACE AMOUNT	SECURITY	VALUE
REPURCHASE AGREEMENT — 0.7%
$60,053,000	Merrill Lynch & Co., dated 2/28/05, 2.600% due 3/1/05; Proceeds at maturity — $60,057,337; (Fully collateralized by various U.S. Government Agency Obligations 1.500% to 6.000% due 6/15/05 to 1/21/25; Market value — $61,254,359) (Cost — $60,053,000)	$60,053,000

	TOTAL INVESTMENTS — 100.0% (Cost — $6,723,279,562*)	8,670,393,006
	Liabilities in Excess of Other Assets — (0.0%)	(3,028,529)

	TOTAL NET ASSETS — 100.0%	$8,667,364,477

†	Non-income producing security.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR — American Depositary Receipt

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)	February 28, 2005

ASSETS:
Investments, at value (Cost — $6,723,279,562)	$8,670,393,006
Cash	827
Receivable for Fund shares sold	13,342,306
Dividends and interest receivable	2,545,480
Prepaid expenses	79,785

Total Assets	8,686,361,404

LIABILITIES:
Payable for Fund shares reacquired	10,848,324
Investment advisory fee payable	3,939,253
Transfer agency services payable	1,666,956
Distribution plan fees payable	1,466,303
Administration fee payable	1,004,249
Directors’ fees payable	1,100
Accrued expenses	70,742

Total Liabilities	18,996,927

Total Net Assets	$8,667,364,477

NET ASSETS:
Par value of capital shares (Note 5)	$975,709
Capital paid in excess of par value	6,761,924,152
Net investment loss	(40,394,509)
Accumulated net realized loss on investment transactions	(2,254,319)
Net unrealized appreciation of investments	1,947,113,444

Total Net Assets	$8,667,364,477

Shares Outstanding:
Class A	36,005,584

Class B	26,972,579

Class C	20,418,696

Class Y	14,174,045

Net Asset Value:
Class A (and redemption price)	$92.72

Class B*	$83.50

Class C*	$84.02

Class Y (and redemption price)	$96.04

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$97.60

*	Redemption price is NAV of Class B and C shares reduced by 5.00% & 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

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Statement of Operations (unaudited)	For the Six Months Ended February 28, 2005

INVESTMENT INCOME:
Dividends	$21,348,272
Interest	1,196,360
Less: Foreign withholding tax	(17,712)

Total Investment Income	22,526,920

EXPENSES:
Investment advisory fees (Note 2)	24,611,939
Distribution plan fees (Notes 2 and 4)	23,524,514
Administration fees (Note 2)	8,050,329
Transfer agency services (Notes 2 and 4)	6,208,631
Custody	172,719
Shareholder communications (Note 4)	156,623
Registration fees	86,556
Audit and legal	46,350
Directors’ fees	38,956
Other	24,812

Total Expenses	62,921,429

Net Investment Loss	(40,394,509)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain	29,159,985
Net Change in Unrealized Appreciation/Depreciation on Investments	783,869,477

Net Gain on Investments	813,029,462

Increase in Net Assets From Operations	$772,634,953

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended February 28, 2005 (unaudited)

and the Year Ended August 31, 2004

	2005	2004
OPERATIONS:
Net investment loss	$(40,394,509)	$(88,996,275)
Net realized gain	29,159,985	65,660,695
Net change in unrealized appreciation/depreciation	783,869,477	475,582,240

Increase in Net Assets From Operations	772,634,953	452,246,660

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	744,988,178	2,087,388,699
Cost of shares reacquired	(730,456,495)	(1,266,373,264)

Increase in Net Assets From Fund Share Transactions	14,531,683	821,015,435

Increase in Net Assets	787,166,636	1,273,262,095

NET ASSETS:
Beginning of period	7,880,197,841	6,606,935,746

End of period*	$8,667,364,477	$7,880,197,841

* Includes net investment loss of:	$(40,394,509)	—

See Notes to Financial Statements.

12        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year or period ended August 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$84.33		$78.36		$62.24	$ 91.46	$110.53	$ 67.73

Income (Loss) From Operations:
Net investment loss	(0.30)		(0.71)		(0.58)	(0.71)	(0.79)	(0.59)
Net realized and unrealized gain (loss)	8.69		6.68		16.70	(28.51)	(18.28)	44.11

Total Income (Loss) From Operations	8.39		5.97		16.12	(29.22)	(19.07)	43.52

Less Distributions From:
Net realized gains	—		—		—	—	—	(0.72)

Total Distributions	—		—		—	—	—	(0.72)

Net Asset Value, End of Period	$92.72		$84.33		$78.36	$ 62.24	$ 91.46	$110.53

Total Return(3)	9.95	%‡	7.62%		25.90%	(31.95)%	(17.25)%	64.91%

Net Assets, End of Period (millions)	$3,338		$2,959		$2,332	$1,639	$1,952	$1,731

Ratios to Average Net Assets:
Expenses	1.21	%†	1.19	%(4)	1.22%	1.21%	1.17%	1.14%
Net investment loss	(0.67	)†	(0.82)		(0.86)	(0.88)	(0.80)	(0.66)

Portfolio Turnover Rate	1%		5%		1%	1%	0%	1%

Class B Shares(1)	2005(2)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$76.25		$71.43		$57.19	$ 84.73	$103.24	$ 63.82

Income (Loss) From Operations:
Net investment loss	(0.59)		(1.28)		(1.03)	(1.26)	(1.48)	(1.23)
Net realized and unrealized gain (loss)	7.84		6.10		15.27	(26.28)	(17.03)	41.37

Total Income (Loss) From Operations	7.25		4.82		14.24	(27.54)	(18.51)	40.14

Less Distributions From:
Net realized gains	—		—		—	—	—	(0.72)

Total Distributions	—		—		—	—	—	(0.72)

Net Asset Value, End of Period	$83.50		$76.25		$71.43	$ 57.19	$ 84.73	$103.24

Total Return(3)	9.51	%‡	6.75%		24.90%	(32.50)%	(17.93)%	63.58%

Net Assets, End of Period (millions)	$2,252		$2,124		$1,984	$1,542	$1,893	$1,485

Ratios to Average Net Assets:
Expenses	2.00	%†	2.01	%(4)	2.03%	2.03%	1.99%	1.94%
Net investment loss	(1.47	)†	(1.64)		(1.67)	(1.70)	(1.62)	(1.47)

Portfolio Turnover Rate	1%		5%		1%	1%	0%	1%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended February 28, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(4)	The investment adviser voluntarily waived a portion of its advisory fee for the year ended August 31, 2004. If such fees were not voluntarily waived, the expense ratios for Class A and Class B shares would have been 1.21% and 2.03%, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

13        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended August 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$76.69		$71.79		$57.44	$ 85.03	$103.54	$ 63.99

Income (Loss) From Operations:
Net investment loss	(0.57)		(1.22)		(0.99)	(1.20)	(1.44)	(1.24)
Net realized and unrealized gain (loss)	7.90		6.12		15.34	(26.39)	(17.07)	41.51

Total Income (Loss) From Operations	7.33		4.90		14.35	(27.59)	(18.51)	40.27

Less Distributions From:
Net realized gains	—		—		—	—	—	(0.72)

Total Distributions	—		—		—	—	—	(0.72)

Net Asset Value, End of Period	$84.02		$76.69		$71.79	$ 57.44	$ 85.03	$103.54

Total Return(4)	9.56	%‡	6.83%		24.98%	(32.45)%	(17.88)%	63.62%

Net Assets, End of Period (millions)	$1,716		$1,611		$1,415	$1,076	$1,286	$696

Ratios to Average Net Assets:
Expenses	1.93	%†	1.93	%(5)	1.96%	1.95%	1.94%	1.94%
Net investment loss	(1.39	)†	(1.56)		(1.60)	(1.62)	(1.57)	(1.46)

Portfolio Turnover Rate	1%		5%		1%	1%	0%	1%

Class Y Shares(2)	2005(3)		2004		2003	2002	2001	2000
Net Asset Value, Beginning of Period	$87.18		$80.67		$63.81	$ 93.38	$112.46	$ 68.69

Income (Loss) From Operations:
Net investment loss	(0.12)		(0.36)		(0.30)	(0.41)	(0.45)	(0.30)
Net realized and unrealized gain (loss)	8.98		6.87		17.16	(29.16)	(18.63)	44.79

Total Income (Loss) From Operations	8.86		6.51		16.86	(29.57)	(19.08)	44.49

Less Distributions From:
Net realized gains	—		—		—	—	—	(0.72)

Total Distributions	—		—		—	—	—	(0.72)

Net Asset Value, End of Period	$96.04		$87.18		$80.67	$ 63.81	$ 93.38	$112.46

Total Return(4)	10.16	%‡	8.07%		26.42%	(31.67)%	(16.97)%	65.42%

Net Assets, End of Period (millions)	$1,361		$1,186		$876	$178	$200	$219

Ratios to Average Net Assets:
Expenses	0.80	%†	0.78	%(5)	0.81%	0.82%	0.82%	0.82%
Net investment loss	(0.26	)†	(0.40)		(0.43)	(0.49)	(0.45)	(0.34)

Portfolio Turnover Rate	1%		5%		1%	1%	0%	1%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended February 28, 2005 (unaudited).
(4)	Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.
(5)	The investment adviser voluntarily waived a portion of its advisory fee for the year ended August 31, 2004. If such fees were not voluntarily waived, the expense ratios for Class C and Class Y shares would have been 1.95% and 0.80%, respectively.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

14        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities listed on a national securities exchange are valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Over-the-counter securities are valued at the mean between the closing bid and asked prices on each day. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations maturing within 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions from net realized gains to shareholders for the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each

15        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

year. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets up to $5 billion; 0.575% on the next $2.5 billion; 0.55% on the next $2.5 billion; and 0.50% on the Fund’s average daily net assets in excess of $10 billion. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.15% of the Fund’s average daily net assets. Prior to February 1, 2005, the Fund paid a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the six months ended February 28, 2005, the Fund paid transfer agent fees of $5,792,546 to CTB.

In addition, for the six months ended February 28, 2005, the Fund also paid $301,757 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur a sales charge.

For the six months ended February 28, 2005, CGM and its affiliates received sales charges of approximately $6,205,439 on sales of the Fund’s Class A shares. In addition, for the six months ended February 28, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$11,778	$2,449,192	$76,975

For the six months ended February 28, 2005, CGM and its affiliates received brokerage commissions of $5,000.

16        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

All officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended February 28, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$135,381,945

Sales	71,584,860

At February 28, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,096,118,971
Gross unrealized depreciation	(1,149,005,527)

Net unrealized appreciation	$1,947,113,444

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the six months ended February 28, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$3,996,580	$11,092,851	$8,435,083

For the six months ended February 28, 2005, total Transfer Agency Services expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Services Expenses	$2,688,934	$2,313,744	$1,129,377	$76,576

For the six months ended February 28, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$52,549	$68,479	$35,412	$183

17        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Capital Shares

At February 28, 2005, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended February 28, 2005		Year Ended August 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	11,414,849	$384,052,464	11,402,237	$981,980,219
Shares reacquired	(10,503,844)	(303,329,141)	(6,059,067)	(521,666,249)

Net Increase	911,005	$80,723,323	5,343,170	$460,313,970

Class B
Shares sold	1,471,678	$120,228,902	4,747,667	$369,846,640
Shares reacquired	(2,358,212)	(192,618,894)	(4,668,527)	(364,999,511)

Net Increase (Decrease)	(886,534)	$(72,389,992)	79,140	$4,847,129

Class C†
Shares sold	1,452,316	$119,600,182	4,792,753	$374,406,458
Shares reacquired	(2,035,593)	(167,677,343)	(3,499,541)	(274,525,721)

Net Increase (Decrease)	(583,277)	$(48,077,161)	1,293,212	$99,880,737

Class Y
Shares sold	1,285,118	$121,106,630	3,902,837	$361,155,382
Shares reacquired	(713,133)	(66,831,117)	(1,163,870)	(105,181,783)

Net Increase	571,985	$54,275,513	2,738,967	$255,973,599

†	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Loss Carryforward

On August 31, 2004, the Fund had a net capital loss carryforward of approximately $31,089,000, of which $17,875,000 expires in 2010 and $13,214,000 expires in 2011. This amount will be available to offset any future taxable capital gains.

7.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

18        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

8.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund, and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

19        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

20        Smith Barney Aggressive Growth Fund Inc.      |      2005 Semi-Annual Report

SMITH BARNEY

AGGRESSIVE GROWTH FUND INC.

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA

Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Richard A. Freeman

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENTS

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island

02940-9662

Smith Barney Aggressive Growth Fund Inc.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Smith Barney Aggressive Growth Fund Inc.

SMITH BARNEY AGGRESSIVE GROWTH FUND INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.smithbarneymutualfunds.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD02208 4/05	05-8221

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Aggressive Growth Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Aggressive Growth Fund Inc.

Date: May 6, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Aggressive Growth Fund Inc.

Date: May 6, 2005

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Smith Barney Aggressive Growth Fund Inc.

Date: May 6, 2005